Exhibit 99.1

FOR IMMEDIATE RELEASE

Willbros Launches Refinancing to Improve Its Financial Structure and Updates Operations

HOUSTON, TX, JULY 8, 2013 — Willbros Group, Inc. (NYSE: WG) announced today that it will pursue a refinancing of its outstanding term loan and revolving credit facilities. The Company expects the refinancing to enable it to borrow new funds at a lower interest rate, to extend the maturity of its debt to 2018 and to increase its flexibility under its loan covenants.

The Company is seeking to arrange a $250 million, six-year Senior Secured Term Loan Credit Facility. The Company intends to use the net proceeds from the new term loan to repay all indebtedness under the Company’s existing credit facilities and for general corporate purposes. In addition to the new term loan, the Company expects to enter into a $150 million, five-year asset-based revolving credit facility. The revolver will be unfunded at close.

J.P. Morgan Securities LLC will act as Sole Lead Arranger and Bookrunner for the new Senior Secured Term Loan. Bank of America, N.A. will act as Sole Administrative Agent and Collateral Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Sole Lead Arranger and Sole Book Manager for the $150 million asset-based revolving credit facility.

The Company believes it has identified the causes for and has completed the appropriate actions to contain the losses in its regional oil and gas operations; however, it now expects an operating loss from continuing operations on a consolidated basis in the second quarter 2013 to range from $4.0 million to $7.0 million. Results from the regional delivery business are expected to improve slightly in the second quarter relative to the $16.2 million operating loss generated by that business in the first quarter of 2013. The Company is making solid progress on management and process improvements and believes that the recent changes in the Oil & Gas and Regions’ leadership, improvements made in our estimating process and project management, and the short duration of the underperforming projects in the regional delivery business, which were essentially complete at June 30, 2013, should return the business’ project operations to profitability in the short term. The Company continues to exercise patience and discipline with respect to the acquisition of new work in the regions and in its cross-country pipeline construction business where multiple opportunities are still available for execution in 2013. Aside from these two businesses in the Oil & Gas segment, the Company’s remaining continuing operations are currently performing to plan and are on track to meet annual revenue and profit expectations. The Company continues to expect revenue for the full year 2013 to be in the range of $1.9 billion to $2.1 billion.

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Michael W. Collier Vice President Investor Relations Willbros 713-403-8038	CONTACT: Connie Dever Director Investor Relations Willbros 713-403-8035

Our expected operating results for the second quarter 2013 are preliminary estimates since we have not yet closed our books for the second quarter. In addition, our independent registered public accounting firm has not completed its review of our results for the second quarter. Our actual results for the second quarter may differ materially from these estimates due to the completion of our final closing procedures, final adjustments and other developments that may arise between now and the time our results for the second quarter are finalized.

The following unaudited tables are included to provide details on the results we expect to report when we retrospectively adjust the periods presented to give effect to the segment changes and the sale of Oman. To the extent this information is audited, our audited results, when reported, may differ materially from this information.

Willbros is a specialty energy infrastructure contractor serving the oil, gas, refining, petrochemical and power industries. Our offerings include engineering, procurement and construction (either individually or as an integrated EPC service offering), turnarounds, maintenance, facilities development and operations services. For more information on Willbros, please visit our web site at www.willbros.com.

This announcement contains forward-looking statements. All statements, other than statements of historical facts, which address activities, events or developments the Company expects or anticipates will or may occur in the future, are forward-looking statements. A number of risks and uncertainties could cause actual results to differ materially from these statements, including the Company’s inability to complete its anticipated refinancing of debt or to complete such refinancing on satisfactory terms; new legislation or regulations detrimental to the economic operation of refining capacity in the United States; the identification of one or more other issues that require restatement of one or more prior period financial statements; contract and billing disputes; the consequences the Company may encounter if it is unable to make payments required of it pursuant to its settlement agreement of the West African Gas Pipeline Company Limited lawsuit; the existence of material weaknesses in internal control over financial reporting; availability of quality management; availability and terms of capital; changes in, or the failure to comply with, government regulations; ability to remain in compliance with, or obtain waivers under, the Company’s existing loan agreements; the promulgation, application, and interpretation of environmental laws and regulations; future E&P capital expenditures; oil, gas, gas liquids, and power prices and demand; the amount and location of planned pipelines; poor refinery crack spreads; delay of planned refinery outages and upgrades and development trends of the oil, gas, power, refining and petrochemical industries; as well as other risk factors described from time to time in the Company’s documents and reports filed with the SEC. The Company assumes no obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

TABLE TO FOLLOW

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Michael W. Collier Vice President Investor Relations Willbros 713-403-8038	CONTACT: Connie Dever Director Investor Relations Willbros 713-403-8035

	Year Ended December 31, 2012 (Unaudited) (In thousands)			Year Ended December 31, 2011 (Unaudited) (In thousands)			Year Ended December 31, 2010 (Unaudited) (In thousands)
Consolidated Statements of Operations	As Reported	Oman	As Recasted	As Reported	Oman	As Recasted	As Reported	Oman	As Recasted
Contract revenue	$2,004,246	(75,446)	$1,928,800	$1,450,198	(73,829)	$1,376,369	$1,076,998	(73,589)	$1,003,409
Operating expenses:
Contract	1,805,995	(67,018)	1,738,977	1,309,865	(60,840)	1,249,025	944,514	(57,562)	886,952
Amortization of intangibles	14,985	—	14,985	15,108	—	15,108	9,437	—	9,437
General and administrative	153,852	(2,036)	151,816	129,168	(1,785)	127,383	108,577	(2,491)	106,086
Settlement of project dispute	—	—	—	8,236	—	8,236	—	—	—
Goodwill impairment	8,067	—	8,067	178,575	—	178,575	60,000	—	60,000
Changes in fair value of contingent earnout liability	—	—	—	(10,000)	—	(10,000)	(45,340)	—	(45,340)
Acquisition costs	—	—	—	—	—	—	10,055	—	10,055
Other charges	151	—	151	105	—	105	3,771	—	3,771

	1,983,050	(69,054)	1,913,996	1,631,057	(62,625)	1,568,432	1,091,014	(60,053)	1,030,961

Operating income (loss)	21,196	(6,392)	14,804	(180,859)	(11,204)	(192,063)	(14,016)	(13,536)	(27,552)
Other income (expense):
Interest expense, net	(29,387)	(6)	(29,393)	(45,031)	(4)	(45,035)	(27,621)	(18)	(27,639)
Loss on early extinguishment of debt	(3,405)	—	(3,405)	(6,304)	—	(6,304)	—	—	—
Other, net	(402)	(168)	(570)	(458)	(81)	(539)	1,632	(79)	1,553

	(33,194)	(174)	(33,368)	(51,793)	(85)	(51,878)	(25,989)	(97)	(26,086)
Loss from continuing operations before income taxes	(11,998)	(6,566)	(18,564)	(232,652)	(11,289)	(243,941)	(40,005)	(13,633)	(53,638)
Provision (benefit) for income taxes	5,839	(1,112)	4,727	(32,293)	(1,265)	(33,558)	(27,184)	(1,767)	(28,951)

Loss from continuing operations	(17,837)	(5,454)	(23,291)	(200,359)	(10,024)	(210,383)	(12,821)	(11,866)	(24,687)
Income (loss) from discontinued operations, net of provision (benefit) for income taxes	(11,398)	5,454	(5,944)	(92,462)	10,024	(82,438)	(23,008)	11,866	(11,142)

Net loss	(29,235)	—	(29,235)	(292,821)	—	(292,821)	(35,829)	—	(35,829)
Less: Income attributable to noncontrolling interest	(976)	—	(976)	(1,195)	—	(1,195)	(1,207)	—	(1,207)

Net loss attributable to Willbros Group, Inc.	$(30,211)	$—	$(30,211)	$(294,016)	$—	$(294,016)	$(37,036)	$—	$(37,036)

	Year Ended December 31, 2012 (Unaudited) (In thousands)
	Oil & Gas	UTD	Canada	Professional Services	Eliminations	Corporate	Consolidated
Contract revenue
Contract revenue, as reported	$1,262,954	$525,966	$216,793	$—	$(1,467)	$—	$2,004,246
Resegmentation—Professional Services	(330,594)	—	—	330,594	—	—	—
Resegmentation—TriState	42,363	(42,363)	—	—	—	—	—
Oman discontinuation	(75,446)	—	—	—	—	—	(75,446)
Change in eliminations	3,411	—	—	—	(3,411)	—	—

Contract revenue, as recasted	$902,688	$483,603	$216,793	$330,594	$(4,878)	$—	$1,928,800

Adjusted operating income (loss) (1)
Operating income (loss), as reported	$15,554	$5,682	$(40)	$—	$—	$—	$21,196
Resegmentation—Professional Services	(11,426)	—	—	11,426	—	—	—
Resegmentation—TriState	785	(785)	—	—	—	—	—
Oman discontinuation	(6,392)	—	—	—	—	—	(6,392)
Goodwill impairment	—	8,067	—	—	—	—	8,067

Adjusted operating income (loss), as recasted	$(1,479)	$12,964	$(40)	$11,426	$—	$—	$22,871
Regional Delivery impact	9,513	—	—	—	—	—	9,513

Adjusted operating income (loss) excluding Regional Delivery, as recasted	$8,034	$12,964	$(40)	$11,426	$—	$—	$32,384

Capital expenditures
Capital expenditures, as reported	$7,127	$2,138	$661	$—	$—	$944	$10,870
Resegmentation—Professional Services	(1,227)	—	—	1,227	—	—	—
Resegmentation—TriState	77	(77)	—	—	—	—	—
Oman discontinuation	(211)	—	—	—	—	—	(211)

Capital expenditures, as recasted	$5,766	$2,061	$661	$1,227	$—	$944	$10,659

	Year Ended December 31, 2011 (Unaudited) (In thousands)
	Oil & Gas	UTD	Canada	Professional Services	Eliminations	Corporate	Consolidated
Contract revenue
Contract revenue, as reported	$885,521	$411,573	$153,411	$—	$(307)	$—	$1,450,198
Resegmentation—Professional Services	(278,101)	—	—	278,101	—	—	—
Resegmentation—TriState	23,135	(23,135)	—	—	—	—	—
Oman discontinuation	(73,829)	—	—	—	—	—	(73,829)
Change in eliminations	3,476	—	—	—	(3,476)	—	—

Contract revenue, as recasted	$560,202	$388,438	$153,411	$278,101	$(3,783)	$—	$1,376,369

Adjusted operating income (loss) (1)
Operating income (loss), as reported	$(43,307)	$(150,012)	$2,460	$—	$—	$10,000	$(180,859)
Resegmentation—Professional Services	(361)	—	—	361	—	—	—
Resegmentation—TriState	(2,290)	2,290	—	—	—	—	—
Oman discontinuation	(11,204)	—	—	—	—	—	(11,204)
Goodwill impairment	30,709	143,543	2,210	2,113	—	—	178,575
Changes in fair value of contingent earnout liability	—	—	—	—	—	(10,000)	(10,000)

Adjusted operating income (loss), as recasted	$(26,453)	$(4,179)	$4,670	$2,474	$—	$—	$(23,488)
Regional Delivery impact	3,565	—	—	—	—	—	3,565

Adjusted operating income (loss) excluding Regional Delivery, as recasted	$(22,888)	$(4,179)	$4,670	$2,474	$—	$—	$(19,923)

Capital expenditures
Capital expenditures, as reported	$5,339	$2,849	$52	$—	$—	$1,989	$10,229
Resegmentation—Professional Services	(1,255)	—	—	1,255	—	—	—
Resegmentation—TriState	21	(21)	—	—	—	—	—
Oman discontinuation	(182)	—	—	—	—	—	(182)

Capital expenditures, as recasted	$3,923	$2,828	$52	$1,255	$—	$1,989	$10,047

Assets from continuing operations (at period end)
Assets from continuing operations, as reported	$292,137	$343,510	$57,783	$—	$—	$79,054	$772,484
Resegmentation—Professional Services	(37,753)	—	—	37,753	—	—	—
Resegmentation—TriState	19,590	(19,590)	—	—	—	—	—
Oman discontinuation	(33,220)	—	—	—	—	—	(33,220)

Assets from continuing operations, as recasted	$240,754	$323,920	$57,783	$37,753	$—	$79,054	$739,264

12 Month Backlog (2) (at period end)
12 Month Backlog, as reported	$383,653	$334,737	$98,902	$—	$—	$—	$817,292
Resegmentation—Professional Services	(174,579)	—	—	174,579	—	—	—
Resegmentation—TriState	12,508	(12,508)	—	—	—	—	—
Oman discontinuation	(48,423)	—	—	—	—	—	(48,423)

12 Month Backlog, as recasted	$173,159	$322,229	$98,902	$174,579	$—	$—	$768,869

Total Backlog (2) (at period end)
Total Backlog, as reported	$517,597	$1,261,654	$309,416	$—	$—	$—	$2,088,667
Resegmentation—Professional Services	(221,248)	—	—	221,248	—	—	—
Resegmentation—TriState	18,338	(18,338)	—	—	—	—	—
Oman discontinuation	(135,698)	—	—	—	—	—	(135,698)

Total Backlog, as recasted	$178,989	$1,243,316	$309,416	$221,248	$—	$—	$1,952,969

	Year Ended December 31, 2010 (Unaudited) (In thousands)
	Oil & Gas	UTD	Canada	Professional Services	Eliminations	Corporate	Consolidated
Contract revenue
Contract revenue, as reported	$753,651	$165,989	$157,667	$—	$(309)	$—	$1,076,998
Resegmentation—Professional Services	(165,181)	—	—	165,181	—	—	—
Resegmentation—TriState	13,138	(13,138)	—	—	—	—	—
Oman discontinuation	(73,589)	—	—	—	—	—	(73,589)
Change in eliminations	1,770	—	—	—	(1,770)	—	—

Contract revenue, as recasted	$529,789	$152,851	$157,667	$165,181	$(2,079)	$—	$1,003,409

Adjusted operating income (loss) (1)
Operating income (loss), as reported	$(36,543)	$(22,387)	$(426)	$—	$—	$45,340	$(14,016)
Resegmentation—Professional Services	2,161	—	—	(2,161)	—	—	—
Resegmentation—TriState	1,341	(1,341)	—	—	—	—	—
Oman discontinuation	(13,536)	—	—	—	—	—	(13,536)
Goodwill impairment	54,686	—	—	5,314	—	—	60,000
Changes in fair value of contingent earnout liability	—	—	—	—	—	(45,340)	(45,340)

Adjusted operating income (loss), as recasted	$8,109	$(23,728)	$(426)	$3,153	$—	$—	$(12,892)

Capital expenditures
Capital expenditures, as reported	$6,084	$4,537	$3,987	$—	$—	$1,326	$15,934
Resegmentation—Professional Services	(445)	—	—	445	—	—	—
Resegmentation—TriState	322	(322)	—	—	—	—	—
Oman discontinuation	(299)	—	—	—	—	—	(299)

Capital expenditures, as recasted	$5,662	$4,215	$3,987	$445	$—	$1,326	$15,635

	Three Months Ended March 31, 2012 (Unaudited) (In thousands)
	Oil & Gas	UTD	Canada	Professional Services	Consolidated
Adjusted operating income (loss) (1)
Operating loss, as reported	$(2,686)	$(3,563)	$(3,051)	$(420)	$(9,720)
Regional Delivery impact	(1,685)	—	—	—	(1,685)

Adjusted operating loss excluding Regional Delivery	$(4,371)	$(3,563)	$(3,051)	$(420)	$(11,405)

	Three Months Ended June 30, 2012 (Unaudited) (In thousands)
	Oil & Gas	UTD	Canada	Professional Services	Consolidated
Adjusted operating income (loss) (1)
Operating income (loss), as reported	$388	$8,376	$(2,910)	$—	$5,854
Resegmentation—Professional Services	(4,596)	—	—	4,596	—
Resegmentation—TriState	1,457	(1,457)	—	—	—
Hawkeye discontinuation	—	2,428	—	—	2,428
Oman discontinuation	(788)	—	—	—	(788)

Adjusted operating income (loss), as recasted	$(3,539)	$9,347	$(2,910)	$4,596	$7,494
Regional Delivery impact	1,096	—	—	—	1,096

Adjusted operating income (loss) excluding Regional Delivery, as recasted	$(2,443)	$9,347	$(2,910)	$4,596	$8,590

	Three Months Ended September 30, 2012 (Unaudited) (In thousands)
	Oil & Gas	UTD	Canada	Professional Services	Consolidated
Adjusted operating income (loss) (1)
Operating income (loss), as reported	$9,803	$(2,364)	$43	$—	$7,482
Resegmentation—Professional Services	(4,913)	—	—	4,913	—
Resegmentation—TriState	962	(962)	—	—	—
Hawkeye discontinuation	—	5,308	—	—	5,308
Oman discontinuation	(1,472)	—	—	—	(1,472)

Adjusted operating income, as recasted	$4,380	$1,982	$43	$4,913	$11,318
Regional Delivery impact	(1,158)	—	—	—	(1,158)

Adjusted operating income excluding Regional Delivery, as recasted	$3,222	$1,982	$43	$4,913	$10,160

	Three Months Ended December 31, 2012 (Unaudited) (In thousands)
	Oil & Gas	UTD	Canada	Professional Services	Consolidated
Adjusted operating income (loss) (1)
Operating income (loss), as reported	$4,517	$(3,320)	$5,878	$—	$7,075
Resegmentation—Professional Services	(2,337)	—	—	2,337	—
Resegmentation—TriState	(451)	451	—	—	—
Oman discontinuation	(1,363)	—	—	—	(1,363)
Goodwill impairment	—	8,067	—	—	8,067

Adjusted operating income, as recasted	$366	$5,198	$5,878	$2,337	$13,779
Regional Delivery impact	11,260	—	—	—	11,260

Adjusted operating income excluding Regional Delivery, as recasted	$11,626	$5,198	$5,878	$2,337	$25,039

	Three Months Ended March 31, 2013 (Unaudited) (In thousands)
	Oil & Gas	UTD	Canada	Professional Services	Consolidated
Adjusted operating income (loss) (1)
Operating income (loss), as reported	$(14,571)	$1,893	$10,507	$613	$(1,558)
Regional Delivery impact	16,213	—	—	—	16,213

Adjusted operating income excluding Regional Delivery	$1,642	$1,893	$10,507	$613	$14,655

	Year Ended December 31, 2012 (Unaudited) (In thousands)			Year Ended December 31, 2011 (Unaudited) (In thousands)			Year Ended December 31, 2010 (Unaudited) (In thousands)
Adjusted EBITDA from continuing operations (3)	As Reported	Oman	As Recasted	As Reported	Oman	As Recasted	As Reported	Oman	As Recasted
Net loss from continuing operations attributable to Willbros Group, Inc.	$(18,813)	(4,478)	$(23,291)	$(201,554)	(8,829)	$(210,383)	$(14,028)	(10,659)	$(24,687)
Interest expense, net	29,387	6	29,393	45,031	4	45,035	27,621	18	27,639
Provision (benefit) for income taxes	5,839	(1,112)	4,727	(32,293)	(1,265)	(33,558)	(27,184)	(1,767)	(28,951)
Depreciation and amortization	46,954	(609)	46,345	54,976	(2,228)	52,748	46,077	(3,277)	42,800
Loss on early extinguishment of debt	3,405	—	3,405	6,304	—	6,304	—	—	—
Changes in fair value of contingent earnout liability	—	—	—	(10,000)	—	(10,000)	(45,340)	—	(45,340)
Goodwill impairment	8,067	—	8,067	178,575	—	178,575	60,000	—	60,000
DOJ monitor cost	1,588	—	1,588	3,567	—	3,567	4,002	—	4,002
Stock based compensation	7,623	(16)	7,607	9,724	(18)	9,706	8,404	(25)	8,379
Restructuring and reorganization costs	151	—	151	105	—	105	3,771	—	3,771
Acquisition costs	—	—	—	—	—	—	10,055	—	10,055
(Gain) loss on disposal of property and equipment	(3,400)	177	(3,223)	(5,395)	16	(5,379)	(2,364)	(127)	(2,491)
Noncontrolling interest	976	(976)	—	1,195	(1,195)	—	1,207	(1,207)	—

Adjusted EBITDA from continuing operations, as recasted (3)	$81,777	(7,008)	$74,769	$50,235	(13,515)	$36,720	$72,221	(17,044)	$55,177

(1)	Adjusted operating income (loss) and adjusted operating income (loss) excluding Regional Delivery are non-GAAP financial measures that exclude special items that management believes affect the comparison of results for the periods presented. Management also believes results excluding these items are more comparable to estimates provided by securities analysts and therefore are useful in evaluating operational trends of the Company and its performance relative to other engineering and construction companies.

(2)	12 Month Backlog and Total Backlog is anticipated contract revenue from uncompleted portions of existing contracts and contracts whose award is reasonably assured. Master Service Agreement ("MSA") backlog is estimated for the remaining term of the contract. MSA backlog is determined based on historical trends inherent in the MSAs, factoring in seasonal demand and projecting customer needs based on ongoing communications.

(3)	Adjusted EBITDA from continuing operations is defined as income (loss) from continuing operations before interest expense, income tax expense (benefit) and depreciation and amortization, adjusted for items broadly consisting of selected items which management does not consider representative of our ongoing operations and certain non-cash items of the Company. These adjustments are included in various performance metrics under our credit facilities and other financing arrangements. Management uses Adjusted EBITDA from continuing operations as a supplemental performance measure for comparing normalized operating results with corresponding historical periods and with the operational performance of other companies in our industry and for presentations made to analysts, investment banks and other members of the financial community who use this information in order to make investment decisions about us. Adjusted EBITDA from continuing operations is not a financial measurement recognized under U.S. generally accepted accounting principles, or U.S. GAAP. When analyzing our operating performance, investors should use Adjusted EBITDA from continuing operations in addition to, and not as an alternative for, net income, operating income, or any other performance measure derived in accordance with U.S. GAAP, or as an alternative to cash flow from operating activities as a measure of our liquidity. Because all companies do not use identical calculations, our presentation of Adjusted EBITDA from continuing operations may be different from similarly titled measures of other companies.

Adjusted EBITDA from continuing operations is not a financial measurement recognized under U.S. generally accepted accounting principles, or U.S. GAAP. When analyzing our operating performance, investors should use Adjusted EBITDA from continuing operations in addition to, and not as an alternative for, net income, operating income, or any other performance measure derived in accordance with U.S. GAAP, or as an alternative to cash flow from operating activities as a measure of our liquidity. Because all companies do not use identical calculations, our presentation of Adjusted EBITDA from continuing operations may be different from similarly titled measures of other companies.